EXHIBIT 10.9

                                 BALLARD MEDICAL PRODUCTS

                             1997 INCENTIVE STOCK OPTION PLAN


                                            Adopted effective July 15, 1997


                     1. GRANT OF OPTIONS. The two stock Option Committees, appointed by the Board of Directors of BALLARD MEDICAL PRODUCTS (the "Company"), a corporation organized under the laws of the State of Utah, with its principal place of business located at 12050 Lone Peak Parkway, Draper, Utah 84020, are hereby authorized to issue stock options from time to time on the Company's behalf to any one or more persons who, at the date of such grant, are employees of the Company or a subsidiary of the Company and meet the requirements contained in the remaining portions of this 1997 Incentive Stock Option Plan (the "Plan"). Stock Option Committee A ("Committee A") is authorized to grant options to employees who are not also officers or directors of the Company. Stock Option Committee B ("Committee B") is authorized to grant options only to employees who are also officers or Directors of the Company. Any option to be granted pursuant to this Plan must be granted within ten
               (10) years from the date hereof.

                     2. AMOUNT OF STOCK AVAILABLE TO THIS PLAN. The aggregate amount of stock which may be purchased pursuant to options granted under this Plan shall be 750,000 shares of the Company's Common Stock (the "Stock"), said number to be automatically increased or decreased, as the case may be, by any increase or decrease in the number of shares of Stock outstanding because of any:

                         (a)  change in par value;

                         (b)  split up, or reverse split;

                         (c)  reclassification, or

                         (d)  distribution of a dividend payable in stock.

                     3. ELIGIBLE EMPLOYEES. This Plan is available, at the discretion of the Stock Option Committees, to all employees of the Company and all employees of the Company's subsidiaries.

                     4. PARTICIPATION. Subject to the express provisions of the Plan, the Stock Option Committees shall:

                         (a) select from employees the individuals to whom options shall be granted;

                         (b) determine the number of shares to be subject to each option granted; and

                         (c)  grant such options to such individuals.

                     5.  PARTICIPATION BY  DIRECTORS  AND OFFICERS.    With
               respect to any and all options granted under the Plan to employees who are either officers or Directors of the Company, the decisions as to the selection of the officer or Director to whom stock options may be granted and the number or maximum number of shares which may be covered by stock options granted to any such officer or Director shall be made only by Committee B. All the members of which Committee B shall be "disinterested persons". A "disinterested person" is a director who is not, during the one year prior to service as an administrator of the applicable Plan, or during such service, granted or awarded options pursuant to any Plan of the Company.

                     6. NONTRANSFERABILITY. All options granted under this Plan shall be nontransferable by the optionee, other than by will or the laws of descent and distribution upon death, and shall be exercisable during the optionee's lifetime only by the optionee or by the optionee's guardian or legal representative.

                     7. CONTINUED EMPLOYMENT REQUIREMENT. Any option granted pursuant to this Plan may contain such provisions established by the applicable Stock Option Committee as the Committee deems appropriate and desirable regarding the manner of exercise of such option, subject to the other provisions of this Plan. No option granted under this Plan may be exercised in whole or in part unless the optionee continues to be an employee of the Company or a subsidiary for a period of at least one (1) year following the date such option is granted. In his discretion, the President of the Company may extend this one-year continued employment period up to three (3) years. However, the occurrence of either of the following events will cause all of an optionee's options to become immediately and fully exercisable, notwithstanding the above requirement:

                         (a)  The death of the optionee; or

                         (b) The occurrence of a Business Combination which is not approved by a two-thirds vote of the Continuing Directors.

                    For   purposes   of  this   paragraph,   the  following
               definitions apply:

                         (c) "Acquiring Person" shall mean any individual, corporation (other than this corporation or any of its subsidiaries), partnership, other person or entity which, together with its affiliates and associates (as defined in the Exchange Act or the rules and regulations promulgated thereunder), and together with any other individual, corporation (other than the Company or any of its subsidiaries), partnership, person or entity with which it or they have any agreement, arrangement, or understanding with respect to acquiring, holding, voting, or disposing of the Company's stock, beneficially owns (within the meaning of the Exchange Act or the rules and regulations promulgated thereunder) in the aggregate 10% or more of the outstanding Voting Stock of the Company. "Acquiring Person" shall also include any assignee of, or person or entity which has succeeded to any shares of the Company's stock which were at any time prior to the date of assignment or succession beneficially owned by, a 10% Voting Stock owner, or an affiliate or associate of a 10% Voting Stock owner, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended. A person or entity, its affiliates and associates, assignees and successors, and all such other persons or entities with whom they have any such agreement, arrangement, or understanding shall be deemed a single Acquiring Person for purposes of this paragraph. Also for purposes of this paragraph, the Continuing Directors shall by majority vote have the power to determine, on the basis of information known to the Board, if and when there is an Acquiring Person. Any such determination shall be conclusive and binding for all purposes of this paragraph, provided such determination is reasonable and made in accordance with applicable law.

                         (d)  "Business Combination" shall mean:

                             (i)   any  merger,   consolidation,  or  share
               exchange of the Company or a subsidiary of the Company with or into an Acquiring Person;

                            (ii) any purchase for cash and/or securities by an Acquiring Person of 20% or more of the Company's outstanding shares of Voting Stock (including the purchase(s) which cause(s) the purchaser to become an Acquiring Person hereunder);

                           (iii) any sale, lease, exchange, transfer or other disposition (including without limitation, a mortgage or other security device) in a single transaction or related series of transactions, of all or any Substantial Part (as hereinafter defined) of the assets either of the Company (including without limitation, any voting securities of a subsidiary) or of a subsidiary of the Company to or with an Acquiring Person;

                            (iv)   any  merger  or   consolidation  of   an
               Acquiring Person with or into the Company or a subsidiary of the Company;

                             (v) any sale, lease, exchange, transfer or other disposition (including without limitation, a mortgage or other security device) in a single transaction or related series of transactions, of all or any Substantial Part of the assets of an Acquiring Person to the Company or a subsidiary of the Company;

                            (vi)   the   issuance   or   transfer  of   any
               securities of the Company or a subsidiary of the Company to an Acquiring Person;

                           (vii) the adoption of any plan or proposal for the liquidation or dissolution of the Company proposed, directly or indirectly, by or on behalf of, or pursuant to any agreement, arrangement or understanding (whether or not in writing) with an Acquiring Person;

                          (viii)   any  merger  or  consolidation   of  the
               Company with a subsidiary of the Company proposed by or on behalf of an Acquiring Person;

                            (ix) any reclassification of securities (including without limitation, any stock split, stock dividend, or other distribution of stock in respect of stock, or any reverse stock split), or recapitalization of the Company or any merger or consolidation of the Company with any subsidiary of the Company, or any other transaction (whether or not with or into, or otherwise involving the Acquiring Person), proposed by, on behalf of, or pursuant to any agreement, arrangement or understanding (whether or not in writing) with the Acquiring Person or any affiliate or associate of the Acquiring Person which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of stock of the Company or any subsidiary of the Company which is directly or indirectly owned by the Acquiring Person, except as a result of immaterial fractional share adjustments;

                             (x)   any   agreement,   contract,  or   other
               arrangement providing for any of the transactions described in this definition of Business Combination; and

                            (xi) any other transaction with an Acquiring Person which requires the approval of the Company's stockholders under the Utah Revised Business Corporation Act.

                    A person who is an Acquiring Person as of:

                           (xii)   the   time   any  definitive   agreement
               relating to a Business Combination is entered into;

                          (xiii) the record date for the determination of stockholders entitled to notice of and to vote on a Business Combination; or

                           (xiv) immediately prior to the consummation of a Business Combination,

               shall  be   an  Acquiring   Person  for  purposes   of  this
               definition.

                         (e) "Continuing Director" shall mean any director of the Company who was a director prior to the time the Acquiring Person became such, and any other director whose election or appointment as a director was recommended or approved by a majority vote of the Continuing Directors. A majority or two-thirds vote of the Continuing Directors shall mean, respectively, a vote of the majority of the Continuing Directors, a vote of or two-thirds of the Continuing Directors, then in office, provided that at least two Continuing Directors are then in office and participate in such vote.

                         (f) "Exchange Act" shall mean the Securities Exchange Act of 1934.

                         (g) "Substantial Part" shall mean an amount of assets having an aggregate fair market value of at least $500,000.

                         (h) "Voting Stock" shall mean Common Stock and all other securities of the Company entitled to vote generally for the election of directors.

                     8.  OTHER RESTRICTIONS.

                         (a) In no event will any option granted to a person be, by its terms, exercisable after the expiration of ten (10) years from the date such option is granted, and any option granted pursuant to this Plan and not exercised within said ten (10)-year period shall be void; provided, however, that such period shall be only five (5) years, instead of ten (10), for an optionee who, immediately before the grant of the option, owns more than ten percent (10%) of the voting power of all classes of the Company's Stock.

                         (b) No option granted under this Plan or any part hereof may be exercised more than three (3) months after the optionee ceases to be an employee of the Company. However, if the optionee ceases employment with the Company or subsidiary because of permanent and total disability, then an option granted under this Plan may be exercised within one (1) year of such cessation of employment so long as the optionee has been an employee of the Company or subsidiary for at least the period specified in the Stock Option Agreement entered into by the Company and said optionee. For purposes of this Plan, the term "permanent and total disability" shall mean that the optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months.

                         (c) No option or installment thereof shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. No fewer than one hundred (100) shares may be purchased at one time unless the number purchased is the total number which may be purchased at said time under the option.

                     9.  PURCHASE PRICE.  For any option granted hereunder,
               the purchase price for a share of Stock shall be determined by the applicable Stock Option Committee but shall not be less than (but may be greater than) the fair market value of the Stock on the date such option is granted. The fair market value of such Stock shall be determined in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulations. However, in the case of any person then owning more than ten percent (10%) of the voting power of all classes of the Company's capital stock, options will be granted at a purchase price of not less than one hundred ten percent (110%) of the fair market value of the Stock on the date such option is granted. In either case, the applicable Stock Option Committee will use good faith to determine the fair market value of the Stock.

                    For so long as the Company's Stock is traded on the New
               York Stock Exchange, the fair market value shall mean the reported closing price on the last trading day preceding the grant of the option. If the Company's Stock is traded in the over-the-counter market, the fair market value shall mean the reported closing price on the last trading day preceding the grant of the option.

                    10. PAYMENT OF PURCHASE PRICE WITH COMPANY STOCK. The optionee may, if the optionee chooses, pay the purchase price to exercise an option granted under this Plan with other shares of the Company's stock which the optionee owns. In such cases, credit will be given the optionee for the fair market value of such outstanding shares used in payment, as of the date of payment, less any applicable brokerage fees. The Company's Board of Directors will use good faith to determine the fair market value of the stocks thus used in payment as of the date of such payment.

                    11.  RECLASSIFICATION, CONSOLIDATION, OR MERGER.

                         (a)  If   options  issued  under   this  Plan  are
               outstanding when the total number of issued shares of the Stock is increased or decreased by any:

                              (i)  change in par value;

                             (ii)  split up, or reverse split;

                            (iii)  reclassification; or

                             (iv) distribution of a dividend payable in stock;

               then the number of shares subject to such options and the option price per share shall be proportionately adjusted.

                         (b) If the Company is reorganized, consolidated, or merged with another corporation (regardless of which entity will be the surviving corporation), the optionees of any options then outstanding pursuant to this Plan shall be entitled to receive options covering shares of the surviving corporation:

                              (i)  in substantially the same proportion;

                             (ii) at a substantially equivalent option price; and

                            (iii) subject to the same conditions as their prior, outstanding options granted under this Plan.

                    12. AMENDMENTS TO THIS PLAN. The Board of Directors is hereby authorized to amend this Plan as necessary to comply with state and federal laws or as the Board deems to be necessary or appropriate for the benefit of the Company, its subsidiaries, or their employees.

                    13. DATE OF GRANT OF OPTIONS. The date of grant of an option shall be the day of the grant of the option by the applicable Stock Option Committee; provided, however, that if the appropriate resolution of the Stock Option Committee indicates that an option is to be granted as of and on some future date, then the date of grant shall be such future date. The applicable Stock Option Committee may also select a past effective date for option grants, so long as the Committee action is within a reasonable period of time following the effective date of the grant.

                    14. STOCK OWNERSHIP. No optionee shall be entitled to the privileges of Stock ownership as to any shares of Stock not actually issued and delivered to such optionee in certificate form.

                    15. STOCKHOLDER APPROVAL; EFFECTIVE DATE. This Plan is subject to approval by the Shareholders of the Company and will not remain in force unless approved by the Shareholders within twelve (12) months after the date the Plan is adopted.

                    16.  STOCK  RESERVE.   The Company  will, at  all times
               during the term of this Plan, reserve and keep available such number of authorized but unissued shares of its Stock and/or Treasury Stock as will be sufficient to satisfy the requirements of this Plan. The Company will pay all fees and expenses incurred by the Company in connection with the exercise of options granted under this Plan. If any option shall expire for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of the Plan.

                    17. INTERPRETATION OF PLAN. Options granted pursuant to the Plan are intended to be "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue
               Code (the "Code"), and the Plan shall be construed to implement that intent. If all or any part of an option shall not be deemed an "Incentive Stock Option" within the meaning of Section 422 of the Code, said option shall nevertheless be valid and carried into effect.

                    It  is also  intended that  option grants  hereunder to
               officers and directors who are also employees of the Company qualify as exempt transactions under Reg. Section 240.16b-3(d)(3), promulgated by the Securities and Exchange Commission under Section 16(b) of the Securities Exchange Act of 1934.

                    18. OTHER TERMS. Any option granted under this Plan may contain such other and additional terms as are deemed necessary or desirable by the applicable Stock Option Committee, or the President of the Company, so long as such terms do not materially differ from the terms of this Plan.

                                 CERTIFICATE OF SECRETARY

               KNOW ALL MEN BY THESE PRESENTS:

                    That the undersigned does hereby certify that he is the
               Secretary of BALLARD MEDICAL PRODUCTS, a Utah corporation; that the above and foregoing 1997 Incentive Stock Option Plan was duly and regularly adopted as such by the Board of Directors of the Company by unanimous Consent Resolution dated effective July 15, 1997; that said Plan, as adopted by the Board, was duly approved by a majority of Shareholders of the Company at the Annual Meeting of Shareholders held January 26, 1998; and that the above 1997 Incentive Stock Option Plan is now in full force and effect.

                    Dated this ____ day of ______________, 1998.

                             _____________________________________________
                             Secretary

               (Corporate Seal)